Taxes	12 Months Ended
Dec. 31, 2022
Taxes [Abstract]
Taxes

Note 15 – Taxes

Corporation Income Tax (“CIT”)

The Company is subject to income taxes on an entity basis on income derived from the location in which each entity is domiciled.

Jowell Global is incorporated in the Cayman Islands as an offshore holding company and is not subject to tax on income or capital gain under the laws of the Cayman Islands.

Jowell Tech is incorporated in Hong Kong as a holding company with no activities. Under Hong Kong’s two-tier tax rates regime, the first 2 million Hong Kong Dollar (“HKD”) of profits will be taxed at 8.25%, and the profits above HKD 2 million will be taxed at 16.5%. Jowell Tech is not subject to income tax for 2022, 2021 and 2020 because it had no activities within the three years.

Under the Enterprise Income Tax (“EIT”) Law of PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis. All of its PRC entities are subject to income tax at unified rate of 25%.

The provision (benefit) for income tax consists of the following:

	For the years ended December 31,
	2022	2021	2020

Current income tax provision	$350	$72,733	$1,538,273
Deferred income taxes benefit	(420,514)	(263,249)	(6,043)
Total	$(420,164)	$(190,516)	$1,532,230

Income (loss) before provision for income taxes is attributable to the following geographic locations:

	For the years ended December 31,
	2022	2021	2020

PRC	$(8,944,657)	$(4,549,717)	$6,108,951
Cayman and Hong Kong	(3,007,288)	(2,029,875)	(990,029)
Total	$(11,951,945)	$(6,579,592)	$5,118,922

The following table reconciles the statutory rate to the Company’s effective tax rate:

	For the years ended December 31,
	2022	2021	2020

China Statutory income tax rate	25.0%	25.0%	25.0%
Effect of different tax rates in other jurisdictions	(6.3)%	(7.7)%	4.9%
Change of valuation allowance	(14.9)%	(13.4)%	-
Non-deductible expenses-permanent difference	(0.3)%	(1.0)%	-
Effective tax rate	3.5%	2.9%	29.9%

Components of deferred tax assets was as follows:

	December 31,	December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforward	$2,618,287	$959,537
Inventory reserve	351,397	90,128
Allowance for doubtful accounts	246,647	114,377
Valuation allowance on net operating loss	(2,554,639)	(890,517)
Total	$661,692	$273,525

The Company’s PRC subsidiaries had cumulative net operating losses of approximately $10.5 million and $3.5 million as of December 31, 2022 and 2021, respectively. $3.5 million and $7.0 million may be available for reducing future taxable income before December 31, 2026 and 2027, respectively.

On December 31, 2022, the Company has provided full valuation allowance on deferred tax assets for net operating loss that the Company estimated unrealizable in the foreseeable future due to expected future operating loss in certain entities. As of December 31, 2022 and 2021, the valuation allowance was $2,554,639 and $890,517, respectively. The Company’s management reviews this valuation allowance periodically and makes adjustments as necessary.

Taxes Payable

The Company’s taxes payable consists of the following:

	December 31, 2022	December 31, 2021

VAT tax payable	$56,474	$7,928
Income tax payable	6,166	6,661
Other taxes payable	39,719	28,430
Total	$102,359	$43,019